Financial Risk Management Objectives and Policies	12 Months Ended
Dec. 31, 2019
Investments accounted for using equity method [abstract]
Financial Risk Management Objectives and Policies
51	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES
The Group’s activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, fuel price risk and equity price risk), credit risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance. The Group uses derivative financial instruments to manage risk exposures whenever management considers necessary.
Risk management is carried out by a central treasury department (the “Group Treasury”) under policies approved by the Board. The Group Treasury identifies, evaluates and hedges financial risks in close cooperation with the Group’s operating units. The overall risk management strategies, as well as written policies covering specific areas, such as foreign currency risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative
financial instruments were approved by the Board.
Foreign currency risk
The Group operates its business in many countries and territories. The Group generates its revenue in different currencies, and the amount of its foreign currency liabilities at the end of the period is much higher than that of its foreign currency assets. The Group’s major liability item (mainly resulting from purchases of aircraft) is mainly priced and settled in foreign currencies, primarily USD. The Group is exposed to currency risks from fluctuations in various foreign currency exchange rates against RMB.
The RMB is not freely convertible into other currencies, however, under Mainland China’s Foreign Exchange Control Regulations and Administration of Settlement, Sale and Payment of Foreign Exchange Regulations, the Group is permitted to exchange RMB for other currencies through banks authori
z
ed to conduct foreign exchange business.
In addition, fluctuations in foreign currency exchange rates will affect the Group’s future costs for purchases of aircraft, flight equipment and aviation fuel, and take-off
and landing charges in foreign airports.
The Group entered into certain forward currency contracts to manage part of the foreign currency risks. As at December 31, 2019, the forward currency contracts at notional value were RMB5,414 million. Details of the forward currency contracts are disclosed in Note 24 to the consolidated financial statements.

The following tables detail the Group’s exposure to major currency risk at the reporting dates:

	2019
	USD	EUR	SGD	KRW
	RMB million	RMB million	RMB million	RMB million
Trade receivables	28	47	5	10
Cash and cash equivalents	635	63	5	11
Other receivables	2,065	3	1	130
Other non-current assets	180	—	—	—
Trade and other payables	(105)	(3)	—	—
Lease liabilities	(45,674)	—	(397)	—
Borrowings	(870)	(3,073)	(2,587)	(1,810)

	2018
	USD	EUR	SGD	KRW
	RMB million	RMB million	RMB million	RMB million
Trade receivables	75	55	5	25
Cash and cash equivalents	124	47	10	—
Other receivables	—	2	1	131
Other non-current assets	190	—	—	—
Trade and other payables	(144)	(2)	(5)	—
Obligations under finance leases	(25,376)	—	(514)	—
Borrowings	(3,139)	(3,566)	(2,503)	(1,066)

The following tables indicate the approximate change in the Group’s consolidated statement of profit or loss and other comprehensive income in response to a 1% appreciation or depreciation of the RMB against the following major currencies at the reporting dates:

	2019		2018
	Effect on profit or loss	Effect on other comprehensive income	Effect on profit or loss	Effect on other comprehensive income
	RMB million	RMB million	RMB million	RMB million
If RMB (weakens)/strengthens against USD	(328)/328	41/(41)	(178)/178	34/(34)
If RMB (weakens)/strengthens against EUR	(22)/22	—	(26)/26	—
If RMB (weakens)/strengthens against SGD	(22)/22	—	(23)/23	—
If RMB (weakens)/strengthens against KRW	(12)/12	—	(7)/7	—
Interest rate risk
The Group’s interest rate risk primarily arises from borrowings and lease liabilities (2018: obligations under finance leases). Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings and lease liabilities issued at fixed rates expose the Group to fair value interest rate risk. The Group determines the proportion of borrowings and lease liabilities issued at variable rates and fixed rates based on the market environment.
The Group’s finance department has been monitoring the level of interest rates. The increase in the interest rates will increase the interest costs of borrowings and lease liabilities issued at variable rates, which will further impact the performance of the Group. To hedge against the variability in the cash flows arising from a change in market interest rates, the Group has entered into certain interest rate swaps to swap variable rates into fixed rates. The interest rates and terms of repayment of borrowings made to the Group and interest rate swaps are disclosed in Notes 38 and 24 to the consolidated financial statements.

The following tables detail the interest rate profiles of the Group’s interest-bearing financial instruments at the reporting dates:

	2019	2018
	RMB million	RMB million
Floating rate instruments
Cash and cash equivalents	1,350	646
Restricted bank deposits and short-term bank deposits	6	16
Borrowings	(3,943)	(9,705)
Lease liabilities/Obligations under finance leases	(49,851)	(50,761)
Interest rate swaps at notional amount	6,194	7,566

	2019	2018
	RMB million	RMB million
Fixed rate instruments
Borrowings	(47,929)	(45,477)
Lease liabilities/Obligations under finance leases	(60,423)	(26,666)

The following table indicates the approximate change in the Group’s profit or loss and other comprehensive income, taking the interest rate swap into consideration, if interest rate had been 25 basis points higher with all other variables held constant:

	2019		2018
	Effect on profit or loss	Effect on other comprehensive income	Effect on profit or loss	Effect on other comprehensive income
	RMB million	RMB million	RMB million	RMB million
Floating rate instruments	(98)	12	(112)	14
Fuel price risk
The Group’s results of operations may be significantly affected by fluctuations in fuel prices which is a major expense component for the Group. Aircraft fuel accounted for approximately 29% of the Group’s operating expenses (2018: 33%).
For the year ended December 31, 2019, if fuel price had been 5% higher/lower with all other variables held constant, the Group’s fuel cost would have been RMB1,710 million higher/lower (2018: RMB1,684 million higher/lower).
As at December 31, 2019 and 2018, the Group had no crude oil option contracts.
Credit risk
The Group’s credit risk is primarily attributable to cash and cash equivalents, deposits and derivative financial instruments with banks and financial institutions, as well as credit exposures to sales agents.
A significant portion of the Group’s air tickets is sold by sales agents participating in the Billing and Settlements Plan (“BSP”), a clearing system between airlines and sales agents organized by the International Air Transportation Association. The balance due from BSP agents amounted to approximately RMB835 million as at December 31, 2019 (2018: approximately RMB637 million). The credit risk exposure to BSP agents and the remaining trade and notes receivables are maintained by the Group on an on-going
basis and the allowance for impairment of doubtful debts is within management’s expectations.
The Group’s cash management policy is to deposit cash and cash equivalents mainly in state-owned banks and other reputable banks and financial institutions. The Group also deposits cash and cash equivalents in an associate financial institution owned by its holding company (Note 48(c)(iii)). Management does not expect any loss to arise from non-performance
by these banks and the financial institution.
Transactions in relation to derivative financial instruments are only carried out with reputable banks and financial institutions. The Group has policies that limit the amount of credit exposure to any bank and financial institution. Management does not expect any losses from non-performance
by these banks and financial institutions.
Liquidity risk
The Group’s primary cash requirements are for
day-to-day
operations, additions of and upgrades to aircraft, engines and flight equipment and repayments of related borrowings. The Group finances its working capital requirements through a combination of funds generated from operations and borrowings including bank loans, debentures and bonds (both short-term and long-term). The Group generally finances the acquisition of aircraft through long-term leases (2018: finance leases) or bank loans.

The table below analyses the Group’s financial liabilities that will be settled into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year	1 to 2 years	2 to 5 years	Over 5 years	Total
	RMB million	RMB million	RMB million	RMB million	RMB million
At December 31, 2019
Borrowings	26,422	8,796	15,882	3,872	54,972
Lease liabilities	19,870	17,691	44,919	47,431	129,911
Trade, bills and other payables	26,479	—	—	—	26,479

Total	72,771	26,487	60,801	51,303	211,362

	Less than 1 year	1 to 2 years	2 to 5 years	Over 5 years	Total
	RMB million	RMB million	RMB million	RMB million	RMB million
At December 31, 2018
Borrowings	30,813	8,074	15,500	4,431	58,818
Obligations under finance leases	11,974	12,014	30,018	36,974	90,980
Trade, bills and other payables	19,747	—	—	—	19,747

Total	62,534	20,088	45,518	41,405	169,545

Equity price risk
The Group is exposed to equity price risk arising from individual equity investments included in financial asset at fair value through profit or loss (Note 29) and equity investments designated at fair value through other comprehensive income (Note 23) as at December 31, 2019. The Group’s listed investments are listed on the Hong Kong and Shanghai stock exchanges and are valued at quoted market prices at the end of the reporting period.

The market equity indices for the following stock exchanges, at the close of business of the nearest trading day in the year to the end of the reporting period, and their respective highest and lowest points during the year were as follows:

	December 31, 2019	High/Low 2019	December 31, 2018	High/Low 2018
Hong Kong – Hang Seng Index	28,190	30,157/25,064	25,846	33,154/24,586
Shanghai – A Share Index	3,196	3,426/2,580	2,611	3,728/2,600
The following table demonstrates the sensitivity to every 10% change in the fair values of the equity investments, with all other variables held constant, based on their carrying amounts at the end of the reporting period. For the purpose of this analysis, for the equity investments at fair value through other comprehensive income, the impact is deemed to be on the fair value reserve as at December 31, 2019.

	Carrying amount of equity investment RMB million	Increase/ (decrease) in profit or loss RMB million	Increase/(decrease) in comprehensive income RMB million
2019
Investments listed in:
Hong Kong – Equity investment designated at fair value through other comprehensive income	496	—	37/(37)
Shanghai – Financial asset at fair value through profit or loss	121	9/(9)	—
Unlisted investments at fair value:
– Equity investment designated at fair value through other comprehensive income	778	—	58/(58)
2018
Investments listed in:
Hong Kong – Equity investment designated at fair value through other comprehensive income	510	—	38/(38)
Shanghai – Financial asset at fair value through profit or loss	96	7/(7)	—
Unlisted investments at fair value:
– Equity investment designated at fair value through other comprehensive income	737	—	55/(55)
Capital management
The primary objectives of the Group’s capital management are to safeguard the Group’s ability to continue as a going concern and to maintain healthy capital ratios in order to support its business and maximize shareholders’ value.
The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2019 and December 31, 2018.
The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. The debt ratios as at the end of the reporting periods were as follows:

	December 31, 2019 RMB million	January 1, 2019 RMB million	December 31, 2018 RMB million
Total liabilities	212,539	211,750	177,416
Total assets	285,185	271,593	239,017

Debt ratio	75%	79%	74%

Note:
The Group has adopted IFRS 16 using the modified retrospective approach and the effect of the initial adoption is adjusted against the opening balances as at January 1, 2019 with no adjustments to the comparative amounts as at December 31, 2018. This resulted in a decrease in the Group’s net assets and hence the Group’s debt ratio increased from 74% to 79% on January 1, 2019 when compared with the position as at December 31, 2018.